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                       METLIFE INVESTORS INSURANCE COMPANY
                   METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

             FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE
         INSURANCE POLICY AND FLEXIBLE PREMIUM SINGLE LIFE VARIABLE LIFE
                                INSURANCE POLICY
                                   (CLASS VL)

                      SUPPLEMENT DATED JUNE 2, 2008 TO THE
                         PROSPECTUS DATED APRIL 28, 2008

This supplement updates certain information in the prospectus for the Class VL flexible premium variable life insurance policy.

The following paragraph replaces the corresponding paragraph under DISTRIBUTION in the prospectus:

We and/or Distributor may also make bonus payments to selling firms, in the following amounts: up to 30% of Target Premium and 1.0% of premium paid in excess of Target Premium in Policy year 1; and 1.0% of all premiums paid thereafter.